JPMORGAN BOND FUND
Section 10f-3 Transactions


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/16/04	Liberty Mutual Group, Inc.

Principal Amount       	Price		Amount
$3,010,000     		$99.261		$2,987,756

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	 0.60%	          1.37%

Broker
Citigroup Global Markets

Underwriters of Liberty Mutual Group, Inc.

Underwriters*     	                Principal Amount*
					----------------
Total					$500,000,000
					================

*Principal amounts of underwriters not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
03/19/04	Skandinaviska Enskilda Banken AB

Shares            Price         Amount
2,320,000 	  $100.00	$2,320,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.60       N/A		 0.46%             1.05%

Broker
Merrill Lynch and Company Inc.

Underwriters of Skandinaviska Enskilda Banken AB

Underwriters*     	                Principal Amount*
					----------------
Total					$500,000,000
					================

*Principal amounts of underwriters not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/07/04	Allied Waste North America


Principal Amount	Price		Amount
$580,000      		$100.000	$580,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.63       N/A 	  0.15%	          0.21%

Broker
SBC Warburg, Inc. New York

Underwriters of Allied Waste North America

Underwriters*     	                Principal Amount*
                                    	----------------
Total                               	$400,000,000
					================
*Principal Amounts of underwriters were
not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/14/04	Bombardier, Inc.

Shares            Price         Amount
1,170,000  	  $99.748       $1,167,052

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A 	0.23%	            0.58%

Broker
Deutsche Morgan Grenfell

Underwriters of Bombardier, Inc.

Underwriters*     	              Principal Amount*
Total				      $500,000,000

*Principal amount of underwriters were not available at time of filing.




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/14/04	Bombardier, Inc.

Shares            Price         Amount
370,000  	  $99.687       $368,842

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A 	0.15%	            0.45%

Broker
Deutsche Morgan Grenfell

Underwriters of Bombardier, Inc.

Underwriters*     	              Principal Amount*
Total				      $250,000,000

*Principal amount of underwriters were not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/29/04	Arch Capital Group Ltd.

Shares            Price         Amount
2,035,000  	  $99.687       $2,028,671

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.88       N/A 	0.68%	            0.68%

Broker
Goldman Sachs

Underwriters of Arch Capital Group Ltd.

Underwriters*     	              Principal Amount*
Total				      $300,000,000

*Principal amount of underwriters were not available at time of filing.




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/07/04	Danske Bank A/S

Principal Amount	Price		Amount
$2,450,000     	      $100.000		$2,450,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.75       N/A 	0.33%	          0.75%

Broker
SBC Warburg, Inc. New York

Underwriters of Danske Bank A/S

Underwriters*    	                Principal Amount
                                    	----------------
Total                               	$750,000,000
					================

*Principal amount of underwriters were not available at time of filing.




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/15/04	Penn Mutual Life Insurance Co.

Principal Amount	Price		Amount
$1,210,000     		$98.370		$1,190,277

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.88       N/A 	  0.61%	          1.39%

Broker
Goldman Sachs

Underwriters of Penn Mutual Life Insurance Co.

Underwriters*     	                Principal Amount
                                    	----------------
Total                               	$200,000,000
					================
*Principal amounts of underwriters were
not available at time of filing.




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/25/04	Kerr-McGee Corp.

Principal Amount	Price		Amount
$1,205,000     		$99.222 	$1,195,625

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.88       N/A 	 0.19%	          0.43%

Broker
Lehman Brothers, Inc.

Underwriters of Kerr-McGee Corp.

Underwriters     	                Principal Amount
Lehman Brothers, Inc.                   $195,000,000
J.P. Morgan Securities, Inc.             195,000,000
ABN AMRO, Inc.                            40,625,000
Banc of America Securities, LLC           40,625,000
Citigroup Global Markets, Inc.            40,625,000
Greenwich Capital Markets, Inc.           40,625,000
Barclays Capital, Inc.                    24,375,000
BNY Capital Markets, Inc.                 24,375,000
Scotia Capital (USA), Inc.                24,375,000
Wachovia Capital Markets, LLC             24,375,000
                                    	----------------
Total                                  $ 650,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/11/04	SBC Communications

Principal Amount	Price		Amount
$4,155,000     		$99.906 	$4,151,094

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.48       N/A 	 0.55%	          1.27%

Broker
Goldman Sachs

Underwriters of SBC Communications

Underwriters     	                Principal Amount
Banc of America Securities, LLC         $187,500,000
Deutsche Bank				 187,500,000
Goldman Sachs				 187,500,000
ABN AMRO, Inc.                            37,500,000
Barclays Capital, Inc.                    37,500,000
Citigroup Global Markets, Inc.            37,500,000
J.P. Morgan Securities, Inc.              37,500,000
Credit Suisse First Boston		   6,250,000
HSBC Securities Inc.			   6,250,000
Lehman Brothers, Inc.                      6,250,000
Merrill Lynch & Co., Inc.		   6,250,000
Morgan Stanley				   6,250,000
UBS AG					   6,250,000

                                    	----------------
Total                                  $ 750,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/17/04	RBS Capital Trust III

Principal Amount	Price		Amount
$470,000     		$100.00  	$470,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.00       N/A 	 0.05%	          0.09%

Broker
Goldman Sachs

Underwriters of RBS Capital Trust III

Underwriters     	                Principal Amount
Greenwich Capital Markets, Inc.         $316,666,000
J.P. Morgan Securities Inc.              316,667,000
Lehman Brothers Inc.                     316,667,000

                                   	----------------
Total                                  $ 950,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/17/04	United Overseas Bank Ltd.

Principal Amount	Price		Amount
$1,775,000     		$99.929  	$1,773,740

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.25       N/A 	 0.18%	          0.40%

Broker
Goldman Sachs

Underwriters of United Overseas Bank Ltd.

Underwriters*     	              Principal Amount*
Total				      $1,000,000,000

*Principal amount of underwriters were not available at time of filing.